UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2023
Hayward Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40208	82-2060643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Vantage Park Drive
Suite 400 Charlotte, NC 28203
(Address of principal executive offices, including zip code)

(704) 285-5445
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	HAYW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 13, 2023, the board of directors of Hayward Holdings, Inc. (the “Company”) approved an amendment and restatement of the Company’s amended and restated bylaws (as so amended and restated, the “Amended Bylaws”), effective as of such date. Among other matters, the Amended Bylaws update certain procedural requirements related to director nominations by stockholders in light of the recently adopted “universal proxy” rules of the U.S. Securities and Exchange Commission (the “SEC”) and reflect certain other administrative changes resulting from the “universal proxy” rules and recent amendments to the Delaware General Corporation Law (the “DGCL”).

The Amended Bylaws were amended to: (i) set forth enhanced requirements regarding the information stockholders must submit and representations stockholders must make in connection with providing advance notice of stockholder meeting proposals and director nominations; (ii) require stockholders submitting proposals or nominations to supplement the information provided in the notice as of the record date and as of ten (10) days prior to the relevant meeting, as necessary; (iii) require a stockholder to appear at, and be a stockholder of record at the time of, the relevant meeting to present a nomination or other business under the advance notice provisions; (iv) prohibit a stockholder from nominating a greater number of persons for election to the board of directors than are subject to election at the applicable meeting; (v) require that a stockholder comply with the requirements of the SEC’s newly adopted Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (vi) require a stockholder soliciting proxies from other stockholders to use a proxy card color other than white; (vii) update provisions regarding the availability of the list of stockholders entitled to vote at a meeting of stockholders to align with recent amendments to the DGCL; and (viii) make certain other administrative, modernizing, clarifying, and conforming changes. Under the Amended Bylaws, the requirements listed above do not apply to any proposal made in accordance with Rule 14a-8 under the Exchange Act to be included in the Company’s proxy statement.

The foregoing description is a summary and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein. A marked copy of the Amended Bylaws, which indicates the changes from the prior version of the Company’s amended and restated bylaws, is filed herewith as Exhibit 3.2.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Hayward Holdings, Inc., dated January 13, 2023
3.2	Amended and Restated Bylaws of Hayward Holdings, Inc., dated January 13, 2023 (marked to show changes against prior version)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYWARD HOLDINGS, INC.

Date: January 13, 2023	By:	/s/ Eifion Jones
Eifion Jones
Senior Vice President and Chief Financial Officer